UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): February 13, 2002


                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)


                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

                    0-29788                               N/A
              (Commission File Number)               (I.R.S. Employer
                                                   Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

                     P.O. Box HM 2939
       Crown House, Third Floor, 4 Par-la-Ville Road
                  Hamilton HM12, Bermuda                               N/A
         (Address of Principal Executive Offices)                   (Zip Code)



          (Former Name or Former Address, if Changed Since Last Report)


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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

          99.1 Press Release issued by Scottish Annuity & Life Holdings, Ltd. on February 13, 2002, filed herewith


     Item 9. Regulation FD Disclosure

     On February 13, 2002, Scottish Annuity & Life Holdings, Ltd. issued a press release announcing its fourth quarter and year-end earnings. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                            By:   /s/ Scott E. Willkomm
                                  --------------------------------------
                                  Scott E. Willkomm
                                  President and Chief Financial Officer



Dated: February 13, 2002



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                                INDEX TO EXHIBITS

Number              Description

99.1 Press Release issued by Scottish Annuity & Life Holdings, Ltd. on February 13, 2002, filed herewith


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